Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2024-12-31	12 Months Ended
Dec. 31, 2025
Erroneously Awarded Compensation Recovery
Restatement Determination Date	Dec. 31, 2024
Restatement does not require Recovery

Compensation Clawback. In December 2024, we adopted a written Compensation Recovery Policy ("Clawback Policy") addressing the recoupment of incentive-based compensation from current or former covered officers to ensure compliance with the requirements of Nasdaq Listing Rule 5608, which implements Rule 10D-1 under the Exchange Act. Under the Clawback Policy, the Company will recover any erroneously awarded incentive-based compensation from current or former executive officers subject to the Clawback Policy that was received within the applicable recovery period. The Compensation Committee has the discretion to make all decisions under this policy.